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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

July 23, 2002
Date of Report (Date of Earliest Event Reported)

FIRST COMMUNITY BANCORP
(Exact Name of Registrant As Specified In Its Charter)

CALIFORNIA
(State or Other Jurisdiction of Incorporation)

00-30747	33-0885320
(Commission File Number)	(IRS Employer Identification No.)

6110 El Tordo
Rancho Santa Fe, California 92067
(Address of Principal Executive Offices)(Zip Code)

(858) 759-8300
(Registrant's Telephone Number, including Area Code)

Item 5.                Other Events.

        On July 23, 2002, First Community Bancorp (the "Registrant") announced financial results for the second quarter ended June 30, 2002, reporting earnings of $3.86 million and diluted earnings per common share of $0.49. A copy of the press release announcing the Registrant's results for the second quarter ended June 30, 2002 is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 7.                Financial Statements and Exhibits.

        The following exhibit is filed as an exhibit to this Current Report on Form 8-K:

Exhibit Number	Description
99.1	Press Release dated July 23, 2002 with respect to the Registrant's financial results for the second quarter ended June 30, 2002.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

Dated: July 23, 2002

FIRST COMMUNITY BANCORP
By:	/s/ LYNN M. HOPKINS Name: Lynn M. Hopkins Title: Chief Financial Officer

The following exhibit is filed as an exhibit to this Current Report on Form 8-K.

Exhibit Index

Exhibit Number	Description
99.1	Press Release dated July 23, 2002 with respect to the Registrant's financial results for the second quarter ended June 30, 2002.

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  Item 5. Other Events.
  Item 7. Financial Statements and Exhibits.
SIGNATURE
Exhibit Index